UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2022

US ECOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39120	84-2421185
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

101 S. Capital Blvd. Suite 1000 Boise, Idaho	83702
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (208) 331-8400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	ECOL	Nasdaq Global Select Market
Warrants to purchase Common Stock	ECOLW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (* 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (* 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On May 2, 2022 (the “Closing Date”), Bronco Acquisition Corp. (“Merger Sub”), a Delaware corporation and wholly owned indirect subsidiary of Republic Services, Inc. (“Republic Services”), a Delaware corporation, merged with and into US Ecology, Inc. (the “Company”), a Delaware corporation, with the Company continuing as the surviving corporation (the “Merger”) pursuant to the previously announced Agreement and Plan of Merger, dated as of February 8, 2022 (the “Merger Agreement”), by and among the Company, Merger Sub and Republic Services. As a result of the Merger, the Company became a wholly owned indirect subsidiary of Republic Services.

Item 1.01 Entry in a Material Definitive Agreement.

In connection with the closing of the Merger, that certain Assignment, Assumption and Amendment to the Warrant Agreement between the Company and American Stock Transfer & Trust Company, dated as of November 1, 2019, as amended on May 2, 2022 (the “Warrant Agreement”, and the warrants issued thereunder, the “Warrants”) was amended by the first amendment thereto (the “Warrant Agreement Amendment”) to provide that (a) no shares of common stock of the Company, par value $0.01 per share (“US Ecology Common Stock”) shall be purchasable pursuant to the Warrants and (b) each holder of a Warrant shall be entitled to receive, upon proper exercise of such Warrant, the amount equal to (x) $48.00 in cash per Warrant minus (y) the Warrant Price; provided that if any Registered Holder properly exercises a Warrant during the thirty (30) day period following the public disclosure of the consummation of the Merger by the Company in this Form 8-K (the “Special Exercise Period”), the Warrant Price (as defined in the Warrant Agreement) shall be adjusted as contemplated by Section 5.4 of the Warrant Agreement and described below.

Pursuant to the Warrant Agreement, during the Special Exercise Period, the Warrant Price shall be reduced from $58.67 to $42.82, and as a result, each holder of a Warrant who elects to exercise such Warrant shall receive an amount of cash equal to $5.18. The reduction to the Warrant Price was calculated by taking the Warrant Price in effect prior to the Closing and subtracting an amount equal to (x) the Per Share Merger Consideration of $48.00 minus (y) the Black-Scholes Warrant Value calculated in accordance with the Warrant Agreement to equal $5.18.

The foregoing description of Warrant Agreement Amendment is not complete and is qualified in its entirety by reference to the full text of the Warrant Agreement Amendment, a copy of which is attached as Exhibit 4.1 of this Current Report on Form 8-K.

Item 1.02 Termination of a Material Definitive Agreement.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

In connection with the completion of the Merger that certain Credit Agreement, dated as of April 18, 2017, as amended, among US Ecology Holdings, Inc. (the “Borrower”), the lenders party thereto, Wells Fargo Bank, National Association, as administrative agent, and the other parties thereto, was terminated, and all existing debt for borrowed money thereunder was repaid in full and all commitments, liens and guarantees in respect thereof were terminated, in each case effective as of May 2, 2022.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth under the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

At the effective time of the Merger (the “Effective Time”), each share of Company common stock, par value $0.01 per share (“US Ecology Common Stock”), issued and outstanding immediately prior to the Effective Time (other than shares of US Ecology Common Stock (i) owned by Republic Services, Inc. or the Company (as treasury shares or otherwise) or any of their respective direct or indirect wholly-owned subsidiaries or (ii) for which appraisal rights were demanded properly in accordance with Section 262 of the General Corporation Law of the State of Delaware) was converted into the right to receive $48.00 per share in cash, without interest (the “Per Share Merger Consideration”).

At the Effective Time, each US Ecology stock option with an exercise price per share of US Ecology Common Stock less than the Per Share Merger Consideration that was outstanding immediately prior to the Effective Time, whether vested or unvested (each, a “Cash-Out Option”) automatically became fully vested and was cancelled and entitles the holder of such Cash-Out Option to receive in exchange therefor an amount in cash (subject to any applicable withholding or other taxes or other amounts required by applicable law to be withheld) equal to (x) the number of shares of US Ecology Common Stock subject to the Cash-Out Option multiplied by (y) the excess of the Per Share Merger Consideration over the per-share exercise price of such Cash-Out Option. Each Company stock option that was not a Cash-Out Option outstanding immediately prior to the Effective Time, whether vested or unvested, was automatically cancelled without any consideration paid to the holder thereof.

At the Effective Time, each Company performance share unit award outstanding as of immediately prior to the Effective Time became fully vested and was cancelled and entitles the holder thereof to receive in exchange therefor an amount in cash (subject to any applicable withholding or other taxes or other amounts required by applicable law to be withheld) equal to (x) the number of shares of US Ecology Common Stock equal to the greater of (i) the target number of shares of US Ecology Common Stock with respect to such performance share unit as defined and set forth in the applicable award agreement and (ii) the number of shares of US Ecology Common Stock determined based upon the actual level of achievement through the latest practicable date prior to the Effective Time prior to the Effective Time multiplied by (y) the Per Share Merger Consideration.

At the Effective Time, each Company restricted stock unit outstanding immediately prior to the Effective Time automatically became fully vested and was cancelled and thereafter entitled the holder of such Company restricted stock unit to receive in exchange therefor an amount in cash (subject to any applicable withholding or other taxes or other amounts required by applicable law to be withheld) equal to (x) the number of shares of US Ecology Common Stock subject to such Company restricted stock unit award multiplied by (y) the Per Share Merger Consideration.

At the Effective Time, each Company restricted share award outstanding immediately prior to the Effective Time automatically became fully vested and was cancelled and thereafter entitled the holder of such Company restricted share to receive in exchange therefor an amount in cash (subject to any applicable withholding or other taxes or other amounts required by applicable law to be withheld) equal to (x) the number of shares of US Ecology Common Stock subject to such Company restricted share multiplied by (y) the Per Share Merger Consideration.

The foregoing description of the effects of the Merger and the Merger Agreement, and the transactions contemplated thereby, is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement. A copy of the Merger Agreement was attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on February 10, 2022, and is incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

In connection with the consummation of the Mergers, the Company notified the Nasdaq Global Select Market and Nasdaq Capital Market that trading in the ECOL Common Stock and ECOLW Warrants should be suspended and listing of the ECOL Common Stock and ECOLW Warrants should be removed. Trading of the ECOL Common Stock and ECOLW Warrants on the Nasdaq Global Select Market and Nasdaq Capital Market, respectively, was suspended prior to the open of the market on May 2. The Company also requested that the Nasdaq Global Select Market and Nasdaq Capital Market file with the SEC an application on Form 25 to delist and deregister the ECOL Common Stock and ECOLW Warrants under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, the Company intends to file with the SEC a Form 15 requesting that the reporting obligations of the Company under Sections 13 and 15(d) of the Exchange Act be suspended.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

In connection with the completion of the Merger, at the Effective Time, each outstanding share of US Ecology Common Stock issued and outstanding immediately prior to the Effective Time (except as described in Item 2.01) was converted into the right to receive the Per Share Merger Consideration pursuant to the Merger Agreement as set forth under Item 2.01, and holders of such Common Stock ceased to have any rights as stockholders of the Company, except as provided in the Merger Agreement or by applicable law.

Item 5.01	Changes in Control of Registrant.

The information set forth in the Introductory Note and under Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger, a change of control of the Company occurred, and the Company became a wholly-owned subsidiary of Republic Services.

Item 5.02	Departure of Directors or Certain Officers

In connection with the completion of the Merger, at the Effective Time, each of the Company’s directors immediately prior to the Effective Time (Richard Burke, Renae Conley, Katina Dorton, Glenn A. Eisenberg, Jeffrey R. Feeler, Daniel Fox, Mack L. Hogans, Ronald C. Keating, John T. Sahlberg and Melanie Steiner) ceased to be directors of the Company. These departures were in connection with the closing of the Merger and not due to any disagreement with the Company on any matter. At the Effective Time, Brian Goebel became the sole director of the Company.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in the Introductory Note and under Item 2.01 is incorporated by reference into this Item 5.03.

At the Effective Time: (a) the certificate of incorporation of the Company was amended and restated in the form attached to this Current Report on Form 8-K as Exhibit 3.1 and (b) the bylaws of Merger Sub as in effect immediately prior to the Effective Time became the bylaws of the Company, except that references to Merger Sub’s name were replaced with references to the Company’s name, in the form attached to this Current Report on Form 8-K as Exhibit 3.2.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description of Exhibit
2.1*	Agreement and Plan of Merger, dated as of February 8, 2022, by and among Republic Services, Inc., Bronco Acquisition Corp., and US Ecology, Inc. (incorporated by reference to Exhibit 2.1 to US Ecology’s Current Report on Form 8-K filed with the SEC on February 10, 2022).

3.1	Amended and Restated Certificate of Incorporation of the Company

3.2	Amended and Restated Bylaws of the Company

4.1	Amendment to Warrant Agreement, dated as of May 2, 2022, by and between the Company and American Stock Transfer & Trust Company, LLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Exhibits and schedules omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted exhibit or schedule will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

US ECOLOGY, INC.

Date: May 2, 2022	By:	/s/ Eric L. Gerratt
	Name:	Eric L. Gerratt
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

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